UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 17, 2013

GEI GLOBAL ENERGY CORP
(Exact name of registrant as specified in its charter)

Nevada	333-171572	27-3429931
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

 Attn: Matt Reams, President, Secretary, Treasurer and Interim CFO
10300 W. Charleston Blvd., #13-56
Las Vegas, NV 89135
(Address of principal executive offices)

(702) 425-2873
 (Registrant’s telephone number, including area code)

Suja Minerals, Corp.
 (Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On September 10, 2013, an amendment to the Company’s Articles of Incorporation to change the corporate name of the Company to “GEI Global Energy Corp” was filed with the Nevada Secretary of State.  The name change became effective on September 17, 2013 upon approval by FINRA.  Our new CUSIP number is 368487104.  Our new trading symbol is “GEIG”.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEI GLOBAL ENERGY CORP.

Date: September 23, 2013	By:	/s/ Matt Reams
	Name:	Matt Reams
	Title:	President, Secretary, Treasurer and Acting CFO